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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2004

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                      1-8597                94-2657368
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On February 24, 2004, The Cooper Companies, Inc. issued a press release announcing that it had acquired from Argus Biomedical Pty Ltd the assets related to AlphaCor, and artificial cornea, and AlphaSphere, a soft orbital implant. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other Cooper Companies information.

ITEM 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
  No.     Description
-------   -----------
 99.1     Press Release dated February 24, 2004 of The Cooper Companies, Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE COOPER COMPANIES, INC.


                                         By /s/ Rodney E. Folden
                                            ------------------------------------
                                            Rodney E. Folden
                                            Corporate Controller
                                            (Principal Accounting Officer)

Dated: February 27, 2004




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                                  EXHIBIT INDEX

Exhibit                                                                          Sequentially
  No.     Description                                                           Numbered Page
-------   -----------                                                           -------------
99.1      Press Release dated February 24, 2004 of The Cooper Companies, Inc.




                         STATEMENT OF DIFFERENCES
                         ------------------------
The trademark symbol shall be expressed as.............................. 'TM'
The registered trademark symbol shall be expressed as................... 'r'